                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 to the Registration Statement on Form S-4 of InfoSpace, Inc. (formerly InfoSpace.com, Inc.) of our report dated March 17, 2000 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

/s/ Deloitte & Touche, LLP

Seattle, Washington
September 7, 2000